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                                                                   Exhibit 10.5


                               SUPPORT AGREEMENT
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                               TABLE OF CONTENTS

                                   ARTICLE 1
                        DEFINITIONS AND INTERPRETATION

Section 1.1                Defined Terms. .....................................2
Section 1.2                Interpretation Not Affected by Headings, Etc. ......2
Section 1.3                Number, Gender, Etc. ...............................2
Section 1.4                Date for Any Action. ...............................2

                                   ARTICLE 2
                    COVENANTS OF PARENT CO AND THE COMPANY

Section 2.1                Covenants of ParentCo Regarding Exchangeable
                           Shares. ............................................2
Section 2.2                Issuance and Reservation of ParentCo Common
                           Shares. ............................................3
Section 2.3                Notification of Certain Events. ....................3
Section 2.4                Delivery of ParentCo Common Shares. ................4
Section 2.5                Qualification of ParentCo Common Shares. ...........4
Section 2.6                Equivalence. .......................................5
Section 2.7                Tender Offers, Etc. ................................5
Section 2.8                Delivery of Company Common Shares. .................5
Section 2.9                Qualification of Company Common Shares. ............6

                                   ARTICLE 3
                                    GENERAL

Section 3.1                Term. ..............................................6
Section 3.2                Changes in Capital of ParentCo and the Company. ....6
Section 3.3                Severability. ......................................7
Section 3.4                Amendments, Modifications, Etc. ....................7
Section 3.5                Ministerial Amendments. ............................7
Section 3.6                Meeting to Consider Amendments. ....................7
Section 3.7                Amendments Only in Writing. ........................8
Section 3.8                Enurement. .........................................8
Section 3.9                Notices to Parties. ................................8
Section 3.10               Counterparts. .....................................10
Section 3.11               Jurisdiction. .....................................10
Section 3.12               Attornment. .......................................10


                                      (i)



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                               SUPPORT AGREEMENT


THIS SUPPORT AGREEMENT (the "Agreement") is made this 12th day of May, 1998 by and among THE DERBY CYCLE CORPORATION (dba Raleigh USA Bicycle Company), a corporation organized and existing under the laws of Delaware, having its principal office at 22710 72nd Avenue South, Kent, Washington 98032 (the "ParentCo"), DERBY INTERNATIONAL CORPORATION S.A., a corporation (societe
                                                                  -------
anonyme) organized and existing under the laws of the Grand Duchy of
-------
Luxembourg, having its registered office at 5 Boulevard de la Foire, L-1528 Luxembourg, Grand Duchy of Luxembourg ("Derby International"), DERBY FINANCE S.a.r.l., a corporation (societe a responsibilite limitee) organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 15, rue de la Chapelle, L-1325 Luxembourg, Grand Duchy of Luxembourg ("DFS"), DC CYCLE, L.L.C., a limited liability company organized and existing under the laws of Delaware, having its registered office at 1209 Orange Street, Wilmington, Delaware ("LLC"), PERSEUS CYCLE, L.L.C., a limited liability company organized and existing under the laws of Delaware, having its principal office at Suite 610, 1627 I Street, N.W., Washington, D.C. 20006 ("Perseus") and RALEIGH INDUSTRIES OF CANADA LIMITED, a corporation continued and existing under the laws of Canada, having its registered office at 2124 London Lane, Oakville, Ontario, L6H5V8 Canada (the "Company").


                                   RECITALS


WHEREAS, pursuant to a reorganization of the capital structure of the Company (the "Reorganization"), the Company issued to Derby International certain non-voting, cumulative, exchangeable and retractable preferred shares (the "Exchangeable Shares" and the holder or holders of the issued and outstanding Exchangeable Shares are referred to herein as the "Holder") having attached thereto certain rights, privileges, restrictions and conditions contained in the Articles of Continuance of the Company, as amended by Articles of Amendment dated May 12, 1998 and as they may otherwise be amended from time to time (collectively, the "Exchangeable Share Provisions");

WHEREAS, Derby International, LLC and Perseus hold or will hold all of the issued and outstanding Class A Common Shares of ParentCo, and in their capacity as shareholders of ParentCo, wish to agree to, and to agree to cause ParentCo to perform, its obligations under this Agreement;

WHEREAS, the parties hereto desire to make appropriate provision and to establish a procedure whereby ParentCo will take certain actions and make certain payments and deliveries necessary to ensure that the Company will be able to satisfy its obligations under the Exchangeable Share Provisions with respect to the payment and satisfaction

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of dividends, Liquidation Amount and Retraction Price, all in accordance with the Exchangeable Share Provisions;

WHEREAS, the parties desire that ParentCo and the Company shall execute and deliver this Agreement,



NOW, THEREFORE, in consideration of the respective covenants and Agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                   ARTICLE 1
                        DEFINITIONS AND INTERPRETATION

Section 1.1     Defined Terms.

      Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning attributed thereto in the Exchangeable Share Provisions, unless the context requires otherwise.

Section 1.2     Interpretation Not Affected by Headings, Etc.

      The division of this Agreement into articles, Sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

Section 1.3     Number, Gender, Etc.

      Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

Section 1.4     Date for Any Action.

      If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.


                                   ARTICLE 2
                    CONVENANTS OF PARENT CO AND THE COMPANY

Section 2.1     Covenants of ParentCo Regarding Exchangeable Shares.

      So long as any Exchangeable Shares are outstanding, ParentCo will

(1) take all such actions and do all such things as are necessary or desirable to enable and permit the Company, in accordance with applicable law, to pay and

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      otherwise perform its obligations with respect to the satisfaction of the
      Exchangeable Share Consideration representing the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company for the purpose of winding up its affairs, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Company to cause to be delivered ParentCo CommonShares to the holders of Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions;

(2) take all such actions and do all such things as are necessary or desirable, including to purchase additional Common Shares of the Company having an aggregate purchase price equal to amounts which the Company requires to enable and permit the Company, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the payment of dividends or the satisfaction of the Retraction Price to the holders of the Exchangeable Shares in accordance with the Exchangeable Share Provisions; and

(3) not prior to the fifth anniversary of the Effective Date exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding-up of the Company nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of the Company.


Section 2.2    Issuance and Reservation of ParentCo Common Shares.

      ParentCo hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital shares such number of ParentCo Common Shares (or other shares or securities into which ParentCo Common Shares may be reclassified or changed as contemplated by Section
2.6 hereof) as are now and may hereafter be required to enable and permit the Company to meet its obligations under the Exchangeable Share Provisions.

Section 2.3    Notification of Certain Events.

      In order to assist ParentCo to comply with its obligations hereunder, the Company will give ParentCo and the Holder notice of each of the following events at the time set forth below:

(1) in the event of any determination by the Board of Directors of the Company in accordance with the constating documents of the Company to institute voluntary liquidation, dissolution winding-up proceedings with respect to the Company or to effect any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, at least sixty (60) days

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        prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

(2) immediately, upon the earlier of (i) receipt by the Company of notice of, and (ii) the Company otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Company or to effect any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs;

(3) prior to the setting of a payment date by the board of directors of the Company for the payment of dividends on the Exchangeable Shares if the company requires ParentCo to purchase Common Shares of the Company in order to fund its obligations to pay such dividends; and

(4) immediately, upon receipt by the Company of a Retraction Notice (as defined in the Exchangeable Share Provisions).


Section 2.4   Delivery of ParentCo Common Shares.

(1) ParentCo and the Company hereby agree that, upon a liquidation of the Company (unless after receipt of the notice from Company described in Section 2.3 hereof, ParentCo serves a ParentCo Notice (as defined in the Put and Call Option Agreement of even date between the parties hereto), the Company shall purchase and ParentCo shall issue the Equivalent Number of ParentCo Common Shares (as defined in the Exchangeable Share Provisions) at an issue price of United States Dollars ("USD") one thousand (1,000.00) per ParentCo Common Share and ParentCo agrees that the Company may setoff the subscription price payable by ParentCo to the Company pursuant to Section 2.8 hereof against the subscription price payable by the Company pursuant to this Section 2.4; and

(2) in furtherance of its obligations hereunder, upon receipt of notice of a liquidation of the Company, ParentCo shall forthwith issue and deliver the requisite ParentCo Common Shares to or to the order of the former holder of the surrendered Exchangeable Shares, as the Company shall direct. All such ParentCo Common Shares described herein shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest.

Section 2.5   Qualification of ParentCo Common Shares.

        ParentCo covenants that if any ParentCo Common Shares to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document including any prospectus or similar document, the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal,

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Provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority, or the fulfilment of any other legal requirement (collectively, the "Applicable Laws") before such shares may be issued and delivered by ParentCo hereunder, ParentCo shall take all such actions and do all such things in order to comply with all such Applicable Laws in regard thereto.

Section 2.6     Equivalence.

        ParentCo hereby covenants and agrees to effect or as the case may be to cause the Company to effect, all necessary amendments to ParentCo's constating documents or, as the case may be, to the constating documents of the Company, to ensure that the Equivalent Number of ParentCo Shares and the maximum number of such shares referred to in Section 2.1 of the Exchangeable Share Provisions are adjusted to fully reflect the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into ParentCo Common Shares) conversion, reorganization, recapitalization or other like change with respect to the ParentCo Common Shares occurring after the Effective Time.

Section 2.7     Tender Offers, Etc.

        In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to ParentCo Common Shares (an"Offer") is proposed by ParentCo or is proposed to ParentCo or its shareholders and is recommended by the Board of Directors of ParentCo, or is other effected or to be effected with the consent or approval of the Board of Directors of ParentCo, ParentCo shall, in good faith, take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an equivalent basis as the holders of ParentCo Common Shares, without discrimination, including, without limiting the generality of the foregoing, ParentCo will use its good faith efforts expeditiously to (and shall, in the case of a transaction proposed by ParentCo or where ParentCo is a participant in the negotiation thereof) ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against the Company (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer).

Section 2.8     Delivery of Company Common Shares.
(1) For purposes of funding the payment by the Company of dividends, the Retraction Price and the subscription price for ParentCo Common Shares under Section 2.4 ParentCo agrees that, upon receipt of a notice pursuant to Section 2.3 hereof it shall (unless after receipt of such notice it serves a ParentCo Notice) subscribe for, and the Company hereby agrees that it shall issue to ParentCo, at the fair market value thereof, on the dividend payment date, Liquidation Date or Retraction Date, as the case may be, such number of Common Shares of the



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      Company as is necessary in the aggregate to fund the dividend, subscription price or the Retraction Price, as the case may be, payable by the Company on such date; and


(2) in furtherance of its obligations hereunder, upon notice by the Company, ParentCo shall forthwith pay the purchase price of the Common Shares of the Company to or to the order of such holder or former holder of Exchangeable Shares, all as the Company shall direct. Upon such payment, all such Common Shares of the Company described herein shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest.

Section 2.9   Qualification of Company Common Shares.

      The Company covenants that if any Common Shares of the Company to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document including any prospectus or similar document, the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority, or the fulfilment of any other legal requirement (collectively, the "Applicable Laws") before such shares may be issued and delivered by the Company hereunder, the Company shall take all such actions and do all such things in order to comply with all such Applicable Laws in regard thereto.


                                   ARTICLE 3
                                    GENERAL

Section 3.1    Term.

      This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than ParentCo or any of its Subsidiaries.

Section 3.2    Changes in Capital of ParentCo and the Company.

      Notwithstanding the provisions of Section 3.4 hereof, at all times after the occurrence of any event effected pursuant to Section 2.6 hereof, as a result of which either ParentCo Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which ParentCo Common Shares or the Exchangeable shares or both are so changed, and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

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Section 3.3     Severability.

        If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

Section 3.4     Amendments, Modifications, Etc.

        This Agreement may not be amended or modified except by an agreement in writing executed by the Company and ParentCo and approved by the holders of the Exchangeable shares in accordance with Section 10.1 of the Exchangeable Share Provisions.

Section 3.5     Ministerial Amendments.

        Notwithstanding the provisions of Section 3.4 hereof, the parties to this Agreement may in writing, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

(1) adding to the covenants of either or both parties for the protection of the holders of the Exchangeable Shares;

(2) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of the Company and ParentCo, it may be expedient to make, provided that each such board of directors shall be of the opinion that such amendments or modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

(3) making such changes or corrections which, on the advice of counsel to the Company and ParentCo, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the boards of directors of each of the Company and ParentCo shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

Section 3.6     Meeting to Consider Amendments.

        The Company, at the request of ParentCo, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval of such holders. Any such meeting or meetings shall be called and held in accordance with the constating documents of the Company, the Exchangeable Share Provisions and all applicable laws.

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Section 3.7  Amendments Only in Writing.

      No amendment to or modification or waiver of any of the provisions of this Agreement otherwise permitted hereunder shall be effective unless made in writing and signed by the parties hereto.

Section 3.8  Enurement.

      This Agreement shall be binding upon and enure to the benefit of the parties hereto and the holders, from time to time, of Exchangeable Shares and each of their respective heirs, successors and assigns.

Section 3.9  Notices to Parties.

      All notices and other communications between the parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):

(1)  if to ParentCo to:

The Derby Cycle Corporation
22710 72nd Avenue South
Kent, Washington 98032

Attention: Sharon Robinson
Fax: 253-872-9490
Tel: 253-395-2311

with copies to:

(2)  if to the Company to:

Raleigh Industries of Canada Limited
2124 London Lane
Oakville, Ontario, CANADA L6H 5V8


Attention: Kenneth B. Morrison
Fax: 905-829-2699
Tel: 905-829-5555


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(3)  if to LLC and Perseus at the address indicated at the head of this
     Agreement with copy to:

Kirkland & Ellis
655 15th Street N.W.
Washington, D.C. 20005
Attention: Jack M. Feder, Esquire
Facsimile: 202-879-5200

(4)   if to Dervy International or DFS, to either or both at:

5 Boulevard de la Foire
L-1528 Luxembourg
Grand Duchy of Luxembourg
Telefax: 352-451-23201
Attention: Chairman

with a copy to:
Gottesman Jones & Partners
8 New Fetter Lane
London EC4A 1AP
Telefax: 44-171-203-5205
Attention: Sonya C. Park

and a copy to:
Stikeman, Elliott
1155 Rene-Levesque Boulevard West
40th Floor
Montreal, Canada H2B 3V2
Telefax: 514-397-3222
Attention: Elinore J. Richardson


Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof, unless such day is not a Business Day, in which case it shall be deemed to have been given and received upon the immediately following Business Day.


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Section 3.10  Counterparts.

     This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

Section 3.11  Jurisdiction.

     This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

Section 3.12  Attornment.

     ParentCo agrees that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of Ontario, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgement of such courts and not to seek, and hereby waives, any review of the merits of any such judgement by the courts of any other jurisdiction and hereby appoints the Company at its registered office in the Province of Ontario as ParentCo's attorney for service of process.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunder duly authorized, all as of the date first written above.

THE DERBY CYCLE CORPORATION            DC CYCLE L.L.C.

By: /s/ Signature appears here         By: /s/ Signature appears here


DERBY INTERNATIONAL CORPORATION S.A.   PERSEUS CYCLE L.L.C.

By: /s/ Signature appears here         By: /s/ Signature appears here


DERBY FINANCE S.a.r.l.                 RALEIGH INDUSTRIES OF CANADA
                                       LIMITED

By: /s/ Signature appears here         By: /s/ Signature appears here


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